                                                                   EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                GERDAU AMERISTEEL CORPORATION AND GUSAP PARTNERS


         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Gerdau Ameristeel Corporation and GUSAP Partners (collectively, the "Issuers") made pursuant to the prospectus, dated o, 2003 (the "Prospectus"), if certificates for the outstanding 10 3/8% Senior Notes due 2011 of the Issuers (the "Existing Notes") are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis, or time will not permit all required documents to reach SouthTrust Bank, as exchange agent (the "Exchange Agent"), prior to 5:00 p.m., New York City time, on o, 2004 (the "Expiration Date"). Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Existing Notes pursuant to the Exchange Offer, a properly completed, duly executed and dated Letter of Transmittal (or facsimile of it or an agent's message) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.



                  DELIVERY TO: SouthTrust Bank, Exchange Agent


  By Hand Before 5:00 p.m.:                  By Registered or Certified Mail:
       SouthTrust Bank                               SouthTrust Bank
    110 Office Park Drive                         110 Office Park Drive
          2nd Floor                                     2nd Floor
  Attn: Bond Holder Services                    Attn: Bond Holder Services
   Mail Code: A-001-OB-0201                      Mail Code: A-001-OB-0201
     Birmingham, AL 35223                          Birmingham, AL 35223




                              For Information Call:
                                 (205) 254-5895

                            By Facsimile Transmission
                        (for Eligible Institutions only):
                                 (205) 581-8983

                              Confirm by Telephone:
                                 (205) 254-5895



        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET
               FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuers the principal amount of Existing Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

         Note: Must be signed by the holder(s) of Existing Notes as their name(s) appear(s) on certificate(s) for Existing Notes or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


Principal Amount of Existing Note Certificate(s)
Tendered:*

US$______________________________________________________

Certificate Nos. (if available): ________________________

If Existing Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

Total Principal Amount Represented by Existing Note certificate(s):*

US$ _____________________________________________________

Account Number __________________________________________


--------
* Must be in denominations of principal amount of US$1,000 or any integral multiple thereof.

                                PLEASE SIGN HERE

Principal Amount at Maturity of Existing  Notes                                    Please Sign Here
Tendered:*_______________________________________
                                                                 X _______________________________________________
_________________________________________________
Certificate Nos. (if available):                                 X _______________________________________________
                                                                 Signature(s) of Owner(s) or Authorized Signatory


_________________________________________________                _________________________________________________


If Existing Notes will be delivered by                           Date ____________________________________________
book-entry transfer to The Depository
Trust Company, provide account number.


_________________________________________________                Area Code and Telephone Number:

Total Principal Amount at Maturity Represented by                _________________________________________________
Existing Note Certificate(s):*
                                                                 Please Print Name(s) and Address(es)
                                                                 Name(s):_________________________________________
US$______________________________________________
                                                                 _________________________________________________

                                                                 _________________________________________________

Account Number __________________________________                Capacity:________________________________________

                                                                 _________________________________________________

* Must be in denominations of principal amount of                Address(es):_____________________________________
US$1,000 or any integral multiple thereof.
                                                                 _________________________________________________

                                                                 _________________________________________________



X _______________________________________________                _________________________________________________


X _______________________________________________                _________________________________________________
       Signature(s) of Owner(s)                                  Date
       or Authorized Signatory

Area Code and Telephone Number:___________________________________________________________________________________

Please Print Name(s) and Address(es)
Name(s):    ______________________________________________________________________________________________________

Capacity:   ______________________________________________________________________________________________________

Address(es):______________________________________________________________________________________________________


ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                    GUARANTEE

                    (Not to be Used for Signature Guarantees)

IF EXISTING NOTES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, THE INSTITUTION WHICH COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITORY TRUST COMPANY IN ACCORDANCE WITH THE PROCEDURE DESCRIBED IN "THE EXCHANGE OFFER - BOOK-ENTRY TRANSFER" SECTION OF THE PROSPECTUS. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH INSTITUTION.

The undersigned, a bank, savings and loan association or brokerage house that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Existing Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Existing Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus, together with any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.




------------------------------   ---------------------------------------------
         Name of Firm                        Authorized Signature




------------------------------   ---------------------------------------------
           Address                                 Title



                                 Name:
------------------------------         ---------------------------------------
       Zip/Postal Code                              (Please Type or Print)


                                 Dated:
------------------------------         ---------------------------------------
    Area Code and Tel. No.


NOTE: DO NOT SEND THE EXISTING NOTES WITH THIS FORM.  EXISTING NOTES SHOULD BE
      SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.